UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 12, 2022

Martin Marietta Materials, Inc.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue, Raleigh, North Carolina	27612
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

Item 5.07Submission of Matters to a Vote of Security Holders.

Martin Marietta Materials, Inc. held its Annual Meeting of Shareholders on May 12, 2022.  Of the 62,283,941 shares outstanding and entitled to vote, 57,210,507 shares were represented at the meeting, or a 92% quorum.  The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1 – Election of Directors

Elected the following eleven individuals to the Board of Directors to serve as directors for a term of one year until the Annual Meeting of Shareholders in 2023, and until their successors have been duly elected and qualified:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes

Dorothy M. Ables	53,715,437	648,477	15,760	2,830,833

Sue W. Cole	52,632,663	1,718,427	28,584	2,830,833

Smith W. Davis	52,675,425	1,687,388	16,861	2,830,833

Anthony R. Foxx	53,421,154	937,658	20,862	2,830,833

John J. Koraleski	52,469,740	1,846,330	63,604	2,830,833

C. Howard Nye	51,369,262	2,992,364	18,048	2,830,833

Laree E. Perez	51,939,899	2,423,212	16,563	2,830,833

Thomas H. Pike	53,647,381	714,852	17,441	2,830,833

Michael J. Quillen	52,809,723	1,540,087	29,864	2,830,833

Donald W. Slager	52,048,664	2,266,950	64,060	2,830,833

David C. Wajsgras	53,729,374	632,891	17,409	2,830,833

Proposal 2 – Ratification of Appointment of Independent Auditors

Ratified the selection of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2022.  The voting results for this ratification were 57,066,746 shares voted for; 87,339 shares voted against; and 56,422 shares abstained from voting.

Proposal 3 — Advisory Vote on Compensation of Named Executive Officers

Approved, on an advisory basis, the overall compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement.  The voting results for this approval were 50,822,977 shares voted for; 3,360,122 shares voted against; 196,575 shares abstained from voting; and there were 2,830,833 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: May 13, 2022	By:	/s/ Roselyn R. Bar
Roselyn R. Bar,
Executive Vice President, General Counsel and Corporate Secretary